Exhibit 99.1

Contact Information:

Investors:
Weight Watchers International, Inc.	Brainerd Communicators, Inc.
Sarika Sahni	Corey Kinger
Investor Relations	(212) 986-6667
(212) 589-2751

FOR IMMEDIATE RELEASE

WEIGHT WATCHERS ANNOUNCES FOURTH QUARTER AND FULL YEAR 2010

RESULTS AND PROVIDES FULL YEAR 2011 GUIDANCE

NEW YORK, N.Y., February 17, 2011 – Weight Watchers International, Inc. (NYSE: WTW) today announced its fiscal 2010 results for the fourth quarter and full year and provided full year fiscal 2011 earnings guidance.

Fourth quarter highlights include:

•	Revenues of $356.7 million, up 15.6% on a constant currency basis versus the prior year period, and global paid weeks up 13.0%

•	North American meeting revenues up 15.1% versus the prior year period, with meeting paid weeks up 4.2% and attendance up 6.8%

•	Internet revenues up 31.1% versus the prior year period, with Online paid weeks up 33.2% and end of period active Online subscribers up 38.2%

•	New program innovations successfully launched in North America and other English-speaking markets in November

•	EPS of $0.66 for the quarter and full year 2010 EPS of $2.56

“I am gratified that we were able to deliver full year 2010 EPS of $2.56 per fully diluted share, above the original 2010 earnings guidance range we provided at this time last year,” commented David Kirchhoff, President and Chief Executive Officer of the Company.

“Looking at 2011,” added Kirchhoff, “we are seeing terrific enrollment volumes in our North American and UK meeting businesses and further strengthening in our WeightWatchers.com business. We are providing a 2011 earnings guidance range of between $3.50 and $3.85 per fully diluted share.”

Q4 Fiscal 2010 Summary

	Net Income (in millions)			Fully Diluted EPS
	Three Months Ended			Three Months Ended
	January 1, 2011	January 2, 2010	% Change	January 1, 2011	January 2, 2010	% Change
Net Income / EPS	$48.9	$18.7	161.5%	$0.66	$0.24	172.7%
Adjustments
UK VAT Accrual Reversal	-1.3	—		-0.02	—
UK Self-Employment Tax Ruling	—	24.9		—	0.32

Adjusted Net Income / EPS	$47.6	$43.6	9.2%	$0.64	$0.56	13.8%

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release and the reconciliations included elsewhere in this release for further detail on adjustments to GAAP financial measures.

Fourth quarter fiscal 2010 net income was $48.9 million versus $18.7 million in the prior year period. Earnings per fully diluted share (EPS) for Q4 2010 were $0.66 versus $0.24 in the prior year period.

Net income and EPS for fiscal 2010 and fiscal 2009 were both impacted by certain items which affect year-over-year comparability. After adjusting for these items as described below, Q4 2010 net income increased 9.2% versus the prior year period and Q4 EPS increased 13.8% versus the prior year period.

•

In the fourth quarter of fiscal 2010, the Company reversed to revenue an over-accrual of $2.0 million ($1.3 million after-tax), or $0.02 per fully diluted share, related to charges taken in Q2 2008 with respect to the Company’s previously reported adverse UK VAT ruling. Excluding this benefit from Q4 2010, net income was $47.6 million and EPS was $0.64 in Q4 2010.

•

In the fourth quarter of fiscal 2009, the Company recorded a charge associated with periods prior to Q4 2009 of $35.6 million ($24.9 million after-tax), or $0.32 per fully diluted share, in connection with the Company’s previously reported adverse UK self-employment tax ruling. Excluding this prior period charge from the fourth quarter of 2009, net income was $43.6 million and EPS was $0.56 in Q4 2009.

Q4 2010 Global Results

	Three Months Ended		% Change	% Change Adjusted for Constant Currency
(in millions except percentages)	January 1, 2011	January 2, 2010
Revenues	$356.7	$311.3	14.6%	15.6%

Operating Income	$96.3	$50.2	91.8%	93.8%
Adjustments
UK VAT Accrual Reversal	-2.0	—
UK Self-Employment Tax Ruling	—	35.6

Adjusted Operating Income	$94.3	$85.8	9.8%	11.0%

Total Paid Weeks	34.6	30.6	13.0%	N/A
Meeting Paid Weeks	21.0	20.4	3.0%	N/A
Online Paid Weeks	13.6	10.2	33.2%	N/A

Attendance	10.8	10.9	-0.8%	N/A

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release and the reconciliations included elsewhere in this release for further detail on adjustments to GAAP financial measures.

Fourth quarter 2010 revenues increased 15.6% on a constant currency basis versus the prior year period, primarily driven by strong performance in both the WeightWatchers.com business and the North American meeting business. Compared to the prior year period, Q4 2010 total paid weeks rose 13.0%, with Online paid weeks increasing 33.2%. Attendance was down 0.8% globally versus the prior year period, with increased attendance in North America offset by decreases internationally.

Operating income for Q4 2010 was $96.3 million. After excluding the revenue benefit from Q4 2010 associated with the accrual reversal related to the Company’s adverse UK VAT ruling, and adjusting Q4 2009 operating income to add back charges for prior periods associated with the UK self-employment tax ruling, Q4 2010 operating income increased 11.0% on a constant currency basis.

Q4 2010 NACO Performance

	Three Months Ended
(in millions except percentages)	January 1, 2011	January 2, 2010	% Change
Meeting Revenues	$164.3	$142.8	15.1%
Meeting Paid Weeks	13.8	13.2	4.2%
Attendance	6.9	6.4	6.8%

Fourth quarter 2010 revenues for the North American meeting business (NACO) were up 15.1% versus the prior year period. Q4 2010 meeting paid weeks increased 4.2% versus the prior year period, an improvement over the period-over-period increase of 2.8% experienced in Q3 2010. Q4 2010 attendance increased 6.8% versus the prior year period, a significant improvement over the period-over-period declines of 3.8% and 4.9% in Q3 2010 and Q2 2010, respectively. The drivers of NACO’s Q4 2010 growth were the launch of the new PointsPlus™ program innovation in November 2010, continued strength of the new marketing campaign and continued strong Monthly Pass retention.

Q4 2010 International Performance

	Three Months Ended		% Change	% Change Adjusted for Constant Currency
(in millions except percentages)	January 1, 2011	January 2, 2010
International Meeting Revenues	$92.4	$90.1	2.5%	6.1%
Adjustments
UK VAT Accrual Reversal	-2.0	—

Adjusted International Meeting Revenues	$90.3	$90.1	0.3%	3.8%

UK Meeting Revenues	$38.4	$31.5	21.9%	26.0%
Adjustments
UK VAT Accrual Reversal	-2.0	—

Adjusted UK Meeting Revenues	$36.4	$31.5	15.5%	19.6%
CE Meeting Revenues	$40.4	$47.4	-14.7%	-8.7%

International Meeting Paid Weeks	7.2	7.2	0.8%	N/A
UK Meeting Paid Weeks	3.6	3.6	-0.2%	N/A

CE Meeting Paid Weeks	2.9	2.9	0.9%	N/A

International Attendance	4.0	4.5	-11.7%	N/A
UK Attendance	1.9	2.2	-11.3%	N/A
CE Attendance	1.6	1.8	-14.6%	N/A

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release and the reconciliations included elsewhere in this release for further detail on adjustments to GAAP financial measures.

After excluding the revenue benefit from Q4 2010 associated with the accrual reversal related to the Company’s adverse UK VAT ruling, fourth quarter 2010 International meeting revenues were up 3.8% on a constant currency basis, with growth in the UK offsetting Continental Europe (CE) shortfalls.

•

UK: After adjusting Q4 2010 UK meeting revenues for the VAT accrual reversal, fourth quarter 2010 UK meeting revenues increased 19.6% on a constant currency basis versus the prior year period despite relatively flat meeting paid weeks and declining attendance of 11.3%. Q4 2010 volumes were adversely impacted by Q3 2010 recruitment shortfalls and weather in Q4 2010. However, strong in-meeting product sales in connection with the November launch of the new ProPoints® program innovation and higher pricing for meetings drove double-digit revenue growth in this market.

•

CE: Fourth quarter 2010 CE meeting revenues were down 8.7% on a constant currency basis versus the prior year period primarily driven by declines in in-meeting product sales. Meeting paid weeks were relatively flat versus the prior year period, while attendance declined 14.6%. Weaker CE results were adversely affected by the competitive impact of a fad diet in France.

Q4 2010 WeightWatchers.com Performance

	Three Months Ended		% Change	% Change Adjusted for Constant Currency
(in millions except percentages and as noted)	January 1, 2011	January 2, 2010
Internet Revenues	$62.4	$47.6	31.1%	31.7%

Online Paid Weeks	13.6	10.2	33.2%	N/A

End of Period Active Online Subscribers (in thousands)	1,054	763	38.2%	N/A

The WeightWatchers.com business continued to deliver double-digit top-line growth in the fourth quarter of 2010 versus the prior year period, with Internet revenues up 31.7% on a constant currency basis, driven by continued success of marketing initiatives and the North American and UK program innovation launches. Online paid weeks were up 33.2% and end of period active Online subscribers were up 38.2% globally versus the prior year period.

Full Year 2010 Summary

	Net Income (in millions)			Fully Diluted EPS
	Twelve Months Ended			Twelve Months Ended
	January 1, 2011	January 2, 2010	% Change	January 1, 2011	January 2, 2010	% Change
Net Income / EPS	$194.2	$177.3	9.5%	$2.56	$2.30	11.3%
Adjustments
UK VAT Accrual Reversal	-1.3	—		-0.02	—
UK Self-Employment Tax Ruling	—	22.7		—	0.29
Restructuring Charges	—	3.3		—	0.04

Adjusted Net Income / EPS	$192.9	$203.4	-5.1%	$2.54	$2.64	-3.6%

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release and the reconciliations included elsewhere in this release for further detail on adjustments to GAAP financial measures.

Net income for the full year 2010 was $194.2 million versus $177.3 million in the prior year. Earnings per fully diluted share for the full year 2010 were $2.56 versus $2.30 in the prior year.

After excluding from fiscal 2010 results the revenue benefit associated with the accrual reversal related to the Company’s adverse UK VAT ruling as discussed above, and adding back to fiscal 2009 charges for prior year periods associated with the UK self-employment tax ruling as discussed above and restructuring charges associated with the Company’s previously reported cost saving initiatives, full year 2010 EPS of $2.54 declined $0.10, or 3.6%, versus the prior year. Included in the full year 2010 results was a $0.05 charge per fully diluted share associated with the Company’s previously disclosed settlement of the California wage and hour lawsuit in Q3 2010.

Full Year 2010 Global Results

	Twelve Months Ended		% Change	% Change Adjusted for Constant Currency
(in millions except percentages)	January 1, 2011	January 2, 2010
Revenues	$1,452.0	$1,398.9	3.8%	3.5%

Operating Income	$390.3	$356.7	9.4%	9.8%
Adjustments
UK VAT Accrual Reversal	-2.0	—
UK Self-Employment Tax Ruling	—	32.5
Restructuring Charges	—	5.5

Adjusted Operating Income	$388.3	$394.6	-1.6%	-1.3%
Total Paid Weeks	140.4	130.3	7.8%	N/A
Meeting Paid Weeks	87.9	87.6	0.4%	N/A
Online Paid Weeks	52.5	42.7	23.1%	N/A
Attendance	51.0	54.3	-6.1%	N/A

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release and the reconciliations included elsewhere in this release for further detail on adjustments to GAAP financial measures.

Revenues for the full year 2010 were up 3.5% on a constant currency basis versus the prior year. The WeightWatchers.com business, which continued to strengthen throughout the year, and improved NACO meeting business performance in the last nine months of fiscal 2010 drove the revenue increase. Partially offsetting the revenue increase were first quarter revenue declines in the NACO meeting business and performance shortfalls in the UK meeting business.

Operating income for the full year 2010 was $390.3 million, up 9.8% on a constant currency basis versus the prior year. After excluding from fiscal 2010 results the revenue benefit associated with the accrual reversal related to the Company’s adverse UK VAT ruling, and adjusting fiscal 2009 operating income to add back charges for prior year periods associated with the UK self-employment tax ruling and restructuring charges associated with the Company’s previously reported cost saving initiatives, operating income for the full year 2010 declined 1.3% on a constant currency basis versus the prior year.

Full Year Fiscal 2011 Earnings Guidance

The Company provided full year 2011 earnings guidance of between $3.50 and $3.85 per fully diluted share.

Fourth Quarter and Full Year 2010 Conference Call

The Company has scheduled a conference call today at 8:00 a.m. ET. During the conference call, David Kirchhoff, President and Chief Executive Officer of the Company, and Ann Sardini, Chief Financial Officer of the Company, will discuss fourth quarter and full year 2010 results and answer questions from the investment community. Live audio of the conference call will be simultaneously webcast over the Internet on the Company’s corporate website, www.weightwatchersinternational.com. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release:

To supplement the Company’s consolidated statement of operations presented in accordance with accounting principles generally accepted in the United States (GAAP), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. Net income, operating income, International meeting revenues, UK meeting revenues and earnings per fully diluted share are discussed in this release both as reported (on a GAAP basis) and as adjusted (on a non-GAAP basis): with respect to the fourth quarter and full year of fiscal 2010, to exclude the benefit of an accrual reversal related to charges taken in a prior year with respect to the Company’s previously reported adverse UK VAT ruling; with respect to the fourth quarter and full year of fiscal 2009, to exclude the impact of the previously reported adverse UK tax ruling relating to the self-employment status of the Company’s UK leaders for prior year periods; and, with respect to the full year of fiscal 2009, to exclude the impact of the restructuring charges associated with the Company’s previously reported cost savings initiatives. In addition, the Company presents certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. In this release and any attachments, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business. While management believes that these financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

About Weight Watchers International, Inc.

Weight Watchers International, Inc. is the world’s leading provider of weight management services, operating globally through a network of Company-owned and franchise operations. Weight Watchers holds over 45,000 meetings each week where members receive group support and learn about healthy eating patterns, behavior modification and physical activity. WeightWatchers.com provides innovative, subscription weight management products over the Internet and is the leading Internet-based weight management provider in the world. In addition, Weight Watchers offers a wide range of products, publications and programs for those interested in weight loss and weight control.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, earnings guidance and any statements about the Company’s plans, strategies and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop innovative new services and products and enhance its existing services and products, or the failure of its services and products to continue to appeal to the market; the effectiveness of the Company’s marketing and advertising programs; the impact on the Weight Watchers brand of actions taken by the Company’s franchisees and licensees; risks and uncertainties associated with the Company’s international operations, including economic, political and social risks and foreign currency risks; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the projected benefits of such businesses; uncertainties related to a downturn in general economic conditions or consumer confidence; the seasonal nature of the Company’s business; the impact of events that discourage people from gathering with others; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; uncertainties regarding the satisfactory operation of the Company’s information technology or systems; risks associated with unauthorized penetration of the Company’s information security; the impact of disputes with the Company’s franchise operators; the impact of existing and future laws and regulations; the impact of the Company’s debt service obligations and restrictive debt covenants; the possibility that the interests of the Company’s majority owner will conflict with the other holders of the Company’s common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the Securities and Exchange Commission (which are available from the SEC’s EDGAR database at www.sec.gov, at various SEC reference facilities in the United States and via the Company’s website at www.weightwatchersinternational.com).

# # #

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)

UNAUDITED

	January 1, 2011	January 2, 2010
ASSETS
Current assets	$190.4	$199.9
Property and equipment, net	30.9	36.0
Goodwill, franchise rights and other intangible assets, net	847.3	841.6
Deferred financing costs, other	23.4	10.0

TOTAL ASSETS	$1,092.0	$1,087.5

LIABILITIES AND TOTAL DEFICIT
Current liabilities	$539.1	$536.0
Long-term debt	1,167.6	1,238.0
Deferred income taxes	62.8	34.6
Other	13.3	12.2

TOTAL LIABILITIES	$1,782.8	$1,820.8

Shareholders’ deficit	(694.8)	(736.5)
Noncontrolling interest	4.0	3.2

TOTAL DEFICIT	(690.8)	(733.3)

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,092.0	$1,087.5

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months
	January 1, 2011			January 2, 2010
	Reported Results	Impact of UK VAT Accrual Reversal	Adjusted Results	Reported Results	Impact of UK Self - Employment Ruling	Adjusted Results
Revenues, net	$356.7	$(2.0)	$354.7	$311.3	$—	$311.3
Cost of revenues	167.9	—	167.9	181.0	(35.6)	145.4

Gross profit	188.8	(2.0)	186.8	130.3	35.6	165.9
Marketing expenses	46.5	—	46.5	36.9	—	36.9
Selling, general and administrative expenses	45.9	—	45.9	43.2	—	43.2

Operating income	96.3	(2.0)	94.3	50.2	35.6	85.8
Interest expense	18.9	—	18.9	16.3	—	16.3
Other expense (income), net	—	—	—	0.2	—	0.2

Income before income taxes	77.5	(2.0)	75.5	33.7	35.6	69.3
Provision for income taxes	29.0	(0.7)	28.3	15.9	10.7	26.6

Net income	48.5	(1.3)	47.2	17.8	24.9	42.7
Net income attributable to the noncontrolling interest	0.4	—	0.4	0.9	—	0.9

Net income attributable to WWI	$48.9	$(1.3)	$47.6	$18.7	$24.9	$43.6

Earnings Per Share attributable to WWI:
Basic	$0.66	$(0.02)	$0.64	$0.24	$0.32	$0.56

Diluted	$0.66	$(0.02)	$0.64	$0.24	$0.32	$0.56

Weighted average common shares outstanding:
Basic	73.7	73.7	73.7	77.0	77.0	77.0

Diluted	74.0	74.0	74.0	77.2	77.2	77.2

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Twelve Months Ended
	January 1, 2011			January 2, 2010
	Reported Results	Impact of UK VAT Accrual Reversal	Adjusted Results	Reported Results	Impact of UK Self -Employment Ruling	Impact of Restructuring Charges	Adjusted Results
Revenues, net	$1,452.0	$(2.0)	$1,450.0	$1,398.9	$—	$—	$1,398.9
Cost of revenues	661.4	—	661.4	671.0	(32.5)	—	638.5

Gross profit	790.6	(2.0)	788.6	727.9	32.5	—	760.4
Marketing expenses	217.1	—	217.1	200.5	—	—	200.5
Selling, general and administrative expenses	183.2	—	183.2	170.8	—	(5.5)	165.3

Operating income	390.3	(2.0)	388.3	356.7	32.5	5.5	394.6
Interest expense	76.2	—	76.2	66.7	—	—	66.7
Other expense (income), net	0.9	—	0.9	(0.2)	—	—	(0.2)

Income before income taxes	313.2	(2.0)	311.2	290.1	32.5	5.5	328.1
Provision for income taxes	120.7	(0.7)	120.0	115.6	9.8	2.1	127.5

Net income	192.5	(1.3)	191.2	174.5	22.7	3.3	200.6
Net income attributable to the noncontrolling interest	1.7	—	1.7	2.8	—	—	2.8

Net income attributable to WWI	$194.2	$(1.3)	$192.9	$177.3	$22.7	$3.3	$203.4

Earnings Per Share attributable to WWI:
Basic	$2.57	$(0.02)	$2.55	$2.30	$0.29	$0.04	$2.64

Diluted	$2.56	$(0.02)	$2.54	$2.30	$0.29	$0.04	$2.64

Weighted average common shares outstanding:
Basic	75.7	75.7	75.7	77.0	77.0	77.0	77.0

Diluted	75.9	75.9	75.9	77.1	77.1	77.1	77.1

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Three Months Ended
	January 1, 2011 Reported	January 1, 2011 Excluding UK VAT Accrual Reversal (1)	January 2, 2010 Reported
Total Revenues (in $ millions)
Meeting Fees	196.6	194.6	184.1
In-Meeting Product Sales	60.1	60.1	48.7
Internet Revenues	62.4	62.4	47.6
All Other	37.6	37.6	30.9

Total Revenues	356.7	354.7	311.3

North America (in $ millions)
Meeting Fees	130.5	130.5	119.7
In-Meeting Product Sales	33.8	33.8	23.1

Total	164.3	164.3	142.8

International (in $ millions)
Meeting Fees	66.1	64.1	64.4
In-Meeting Product Sales	26.3	26.3	25.6

Total	92.4	90.3	90.1

Paid Weeks (in millions) (2)
North America Meeting Paid Weeks	13.8	13.8	13.2
UK Meeting Paid Weeks	3.6	3.6	3.6
CE Meeting Paid Weeks	2.9	2.9	2.9
Other Meeting Paid Weeks	0.7	0.7	0.7

Sub-total Meeting Paid Weeks	21.0	21.0	20.4
Online Paid Weeks	13.6	13.6	10.2

Total Paid Weeks	34.6	34.6	30.6

Attendance (in millions)
North America	6.9	6.9	6.4
UK	1.9	1.9	2.2
CE	1.6	1.6	1.8
Other	0.5	0.5	0.5

Total Attendance	10.8	10.8	10.9

WeightWatchers.com (in thousands)
End of Period Active Online Subscribers	1,054	1,054	763

Note: Totals may not sum due to rounding.

(1)	In adjusting the 2010 reported results to exclude the benefit of the accrual reversal associated with the adverse UK VAT ruling, the reported results for “Total Revenues-Meeting Fees”, “Total Revenues-Total Revenues”, “International-Meeting Fees” and “International-Total” were adjusted by $2.0 million.
(2)	The Paid Week metric reports total paid weeks by Weight Watchers customers in Company-owned operations for a given period. For meetings, Paid Weeks is the sum of total paid commitment plan weeks and total pay-as-you-go weeks for a given period. For Online, Paid Weeks is the total paid Weight Watchers Online subscriber weeks for a given period.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Twelve Months Ended
	January 1, 2011 Reported	January 1, 2011 Excluding UK VAT Accrual Reversal (1)	January 2, 2010 Reported
Total Revenues (in $ millions)
Meeting Fees	819.6	817.6	817.5
In-Meeting Product Sales	260.5	260.5	251.3
Internet Revenues	238.8	238.8	196.0
All Other	133.2	133.2	134.1

Total Revenues	1,452.0	1,450.0	1,398.9

North America (in $ millions)
Meeting Fees	545.3	545.3	547.0
In-Meeting Product Sales	138.8	138.8	126.7

Total	684.1	684.1	673.7

International (in $ millions)
Meeting Fees	274.4	272.3	270.6
In-Meeting Product Sales	121.7	121.7	124.6

Total	396.1	394.0	395.2

Paid Weeks (in millions) (2)
North America Meeting Paid Weeks	55.3	55.3	55.8
UK Meeting Paid Weeks	16.1	16.1	16.2
CE Meeting Paid Weeks	13.6	13.6	12.7
Other Meeting Paid Weeks	2.9	2.9	2.9

Sub-total Meeting Paid Weeks	87.9	87.9	87.6
Online Paid Weeks	52.5	52.5	42.7

Total Paid Weeks	140.4	140.4	130.3

Attendance (in millions)
North America	30.3	30.3	32.1
UK	10.2	10.2	11.4
CE	8.5	8.5	8.6
Other	2.0	2.0	2.1

Total Attendance	51.0	51.0	54.3

WeightWatchers.com (in thousands)
End of Period Active Online Subscribers	1,054	1,054	763

Note: Totals may not sum due to rounding.

(1)	In adjusting the 2010 reported results to exclude the benefit of the accrual reversal associated with the adverse UK VAT ruling, the reported results for “Total Revenues-Meeting Fees”, “Total Revenues-Total Revenues”, “International-Meeting Fees” and “International-Total” were adjusted by $2.0 million.
(2)	The Paid Week metric reports total paid weeks by Weight Watchers customers in Company-owned operations for a given period. For meetings, Paid Weeks is the sum of total paid commitment plan weeks and total pay-as-you-go weeks for a given period. For Online, Paid Weeks is the total paid Weight Watchers Online subscriber weeks for a given period.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

										Q4 2010 Variance
	Q4 2010						Q4 2009					2010 Constant Currency
	GAAP	Adjustment*	Adjusted	Currency Adjustment	Constant Currency	Adjusted Constant Currency	GAAP	Adjustments**	Adjusted	2010 vs 2009	2010 Adjusted vs 2009 Adjusted	2010 vs 2009	2010 Adjusted vs 2009 Adjusted
Selected Financial Data
Consolidated Company Revenues	$356.7	$(2.0)	$354.7	$3.3	$360.0	$357.9	$311.3	—	$311.3	14.6%	13.9%	15.6%	15.0%
Consolidated Meeting Fees	$196.6	$(2.0)	$194.6	$2.0	$198.6	$196.5	$184.1	—	$184.1	6.8%	5.7%	7.9%	6.7%
Consolidated In Meeting Product Sales	$60.1	$—	$60.1	$0.8	$60.9	$60.9	$48.7	—	$48.7	23.3%	23.3%	25.0%	25.0%

NACO
Meeting Revenues	$164.3	—	$164.3	$(0.4)	$163.9	$163.9	$142.8	—	$142.8	15.1%	15.1%	14.8%	14.8%
Total Revenues	$180.2	—	$180.2	$(0.4)	$179.8	$179.8	$158.3	—	$158.3	13.8%	13.8%	13.6%	13.6%

International
Meeting Fees	$66.1	$(2.0)	$64.1	$2.3	$68.4	$66.3	$64.4	—	$64.4	2.6%	-0.6%	6.1%	2.9%
Meeting Revenues	$92.4	$(2.0)	$90.3	$3.2	$95.5	$93.5	$90.1	—	$90.1	2.5%	0.3%	6.1%	3.8%
Total Revenues	$103.5	$(2.0)	$101.5	$3.4	$106.9	$104.9	$99.2	—	$99.2	4.4%	2.3%	7.8%	5.7%

UK
Meeting Revenues	$38.4	$(2.0)	$36.4	$1.3	$39.7	$37.7	$31.5	—	$31.5	21.9%	15.5%	26.0%	19.6%
In Meeting Product Sales	$12.3	$—	$12.3	$0.5	$12.8	$12.8	$9.5	—	$9.5	30.1%	30.1%	35.1%	35.1%
Total Revenues	$42.4	$(2.0)	$40.4	$1.4	$43.9	$41.8	$35.5	—	$35.5	19.5%	13.8%	23.6%	17.8%

CE
Meeting Revenues	$40.4	—	$40.4	$2.8	$43.3	$43.3	$47.4	—	$47.4	-14.7%	-14.7%	-8.7%	-8.7%
Total Revenues	$45.1	—	$45.1	$3.1	$48.3	$48.3	$52.6	—	$52.6	-14.1%	-14.1%	-8.2%	-8.2%

Internet Revenues	$62.4	—	$62.4	$0.3	$62.7	$62.7	$47.6	—	$47.6	31.1%	31.1%	31.7%	31.7%

Operating Income	$96.3	$(2.0)	$94.3	$1.0	$97.3	$95.3	$50.2	$35.6	$85.8	91.8%	9.8%	93.8%	11.0%
Operating Income Margin	27.0%		26.6%		27.0%	26.6%	16.1%		27.6%

Net Income	$48.9	$(1.3)	$47.6	$0.6	$49.5	$48.2	$18.7	$24.9	$43.6	161.5%	9.2%	164.7%	10.6%

Note: Totals may not sum due to rounding.

*	Excludes the $2.0 million revenue benefit from Q4 2010 associated with the accrual reversal related to the adverse UK VAT ruling.
**	Excludes the impact of the UK self-employment tax ruling for prior periods of $35.6 million.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

										YTD 2010 Variance
	YTD 2010						YTD 2009					2010 Constant Currency
	GAAP	Adjustment*	Adjusted	Currency Adjustment	Constant Currency	Adjusted Constant Currency	GAAP	Adjustments**	Adjusted	2010 vs 2009	2010 Adjusted vs 2009 Adjusted	2010 vs 2009	2010 Adjusted vs 2009 Adjusted
Selected Financial Data
Consolidated Company Revenues	$1,452.0	$(2.0)	$1,450.0	$(4.0)	$1,448.0	$1,446.0	$1,398.9	—	$1,398.9	3.8%	3.7%	3.5%	3.4%
Consolidated Meeting Fees	$819.6	$(2.0)	$817.6	$(1.8)	$817.9	$815.8	$817.5	—	$817.5	0.3%	0.0%	0.0%	-0.2%
Consolidated In Meeting Product Sales	$260.5	$—	$260.5	$(0.4)	$260.1	$260.1	$251.3	—	$251.3	3.6%	3.6%	3.5%	3.5%

NACO
Meeting Revenues	$684.1	—	$684.1	$(3.8)	$680.3	$680.3	$673.7	—	$673.7	1.5%	1.5%	1.0%	1.0%
Total Revenues	$739.4	—	$739.4	$(3.8)	$735.6	$735.6	$730.8	—	$730.8	1.2%	1.2%	0.6%	0.6%

International
Meeting Fees	$274.4	$(2.0)	$272.3	$1.2	$275.5	$273.5	$270.6	—	$270.6	1.4%	0.7%	1.8%	1.1%
Meeting Revenues	$396.1	$(2.0)	$394.0	$1.6	$397.6	$395.6	$395.2	—	$395.2	0.2%	-0.3%	0.6%	0.1%
Total Revenues	$443.9	$(2.0)	$441.8	$1.0	$444.9	$442.9	$444.3	—	$444.3	-0.1%	-0.6%	0.1%	-0.3%

UK
Meeting Revenues	$145.5	$(2.0)	$143.5	$2.0	$147.5	$145.5	$148.6	—	$148.6	-2.1%	-3.4%	-0.7%	-2.1%
In Meeting Product Sales	$49.7	$—	$49.7	$0.6	$50.4	$50.4	$51.5	—	$51.5	-3.5%	-3.5%	-2.3%	-2.3%
Total Revenues	$162.3	$(2.0)	$160.3	$2.2	$164.5	$162.5	$166.1	—	$166.1	-2.3%	-3.5%	-0.9%	-2.2%

CE
Meeting Revenues	$203.0	—	$203.0	$6.0	$208.9	$208.9	$205.0	—	$205.0	-1.0%	-1.0%	1.9%	1.9%
Total Revenues	$225.3	—	$225.3	$6.4	$231.7	$231.7	$228.9	—	$228.9	-1.6%	-1.6%	1.2%	1.2%

Internet Revenues	$238.8	—	$238.8	$(1.0)	$237.7	$237.7	$196.0	—	$196.0	21.8%	21.8%	21.3%	21.3%

Operating Income	$390.3	$(2.0)	$388.3	$1.2	$391.5	$389.5	$356.7	$38.0	$394.6	9.4%	-1.6%	9.8%	-1.3%
Operating Income Margin	26.9%		26.8%		27.0%	26.9%	25.5%		28.2%

Net Income	$194.2	$(1.3)	$192.9	$0.7	$195.0	$193.7	$177.3	$26.0	$203.4	9.5%	-5.1%	9.9%	-4.8%

Note: Totals may not sum due to rounding.

*	Excludes the $2.0 million revenue benefit from 2010 associated with the accrual reversal related to the adverse UK VAT ruling.
**	Excludes the impact of restructuring charges from 2009 of $5.5 million and the UK self-employment tax ruling for prior periods of $32.5 million.